Exhibit 99.1

Enhabit Reports Third Quarter 2025 Financial Results
Company to host a conference call tomorrow, November 6, 2025, at 9:00 a.m. EST

DALLAS, TX – November 5, 2025 – Enhabit, Inc. (NYSE: EHAB), a leading home health and hospice care provider, today reported its results of operations for the third quarter ended Sept. 30, 2025.
“Our third quarter results reflect strong execution on our core strategic priorities, with year-over-year growth in revenue, census and Adjusted EBITDA” said Barb Jacobsmeyer, president and CEO of Enhabit. “This progress allowed us to further reduce our bank debt and strengthen the balance sheet during the quarter.”
QUARTERLY PERFORMANCE - CONSOLIDATED
•Net service revenue of $263.6 million
•Net income attributable to Enhabit, Inc. of $11.1 million
•Adjusted EBITDA of $27.0 million
•Diluted earnings per share of $0.22
•Adjusted diluted earnings per share of $0.17
RECENT COMPANY HIGHLIGHTS
•Home health year-over-year admissions growth of 3.6% with non-Medicare admissions increasing 10.4%, 4.3% total admission growth when normalized for branches closed in 2025.
•Home health average daily census (ADC) growth of 3.7% compared to prior year, continued stabilization of Medicare ADC decline, down (1.4)%.
•Home health cost per patient day improved year over year.
•Hospice ADC grew 12.6% year over year.
◦ADC increased sequentially every quarter since Q1 2024.
•Hospice admissions increased 1.4% year over year; 3.0% when normalized for branches closed in 2025.
•Hospice net service revenue of $63.1 million; Adjusted EBITDA increased 72.0% year over year.
•Hospice cost per patient day decreased 3.1% year over year.
•Total net service revenue of $263.6 million; consolidated Adjusted EBITDA grew 10.2% year over year and 0.4% sequentially to $27.0 million.
•Opened two hospice de novo locations.

•Consistent de-levering of balance sheet with the seventh straight quarter of debt prepayment, inclusive of an additional $10.0 million prepayment made in Q4 of 2025.
◦$100.0 million reduction in total bank debt from Q4 2023 resulting in an annualized $19.2 million cash interest savings.
◦Reduced bank debt by $15.0 million in the quarter, yielding a leverage ratio of 3.9x.

FINANCIAL RESULTS
Consolidated

	Q3				'25 vs. '24
($ in millions, except per share data)	2025		2024
Home health net service revenue	$200.5		$201.0		(0.2)%
Hospice net service revenue	63.1		52.6		20.0%
Total net service revenue	$263.6		$253.6		3.9%
	% of revenue		% of revenue
Cost of service	51.5%	$135.8	51.9%	$131.7	3.1%
Gross margin	48.5%	127.8	48.1%	121.9	4.8%
General and administrative expenses	38.1%	100.3	38.1%	96.7	3.7%
Total operating expenses	89.6%	$236.1	90.1%	$228.4	3.4%
Net income attributable to noncontrolling interests	0.5		0.7
Adjusted EBITDA(1)	$27.0		$24.5		10.2%
Adjusted EBITDA margin(1)	10.2%		9.7%
Impairment of goodwill	$—		$107.9		N/A
Net income (loss) attributable to Enhabit, Inc.	$11.1		($110.2)		110.1%
Reported diluted EPS	$0.22		($2.20)		110.0%
Adjusted diluted EPS(1)	$0.17		$0.03		466.7%
General and administrative expenses in the above table exclude:
Loss (gain) on disposal of assets	$—		$(0.3)
Stock-based compensation expense	$2.2		$3.8
Unusual or nonrecurring items that are not typical of ongoing operations(2)	$3.0		$3.6
(1) See reconciliation of Non-GAAP to GAAP measures.
(2) Unusual or nonrecurring items in three months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to non-shareholder matters and for the nine months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters. Unusual or nonrecurring items in three months ended September 30, 2024 include costs associated with shareholder activism and restructuring activities and severance and for the nine months ended September 30, 2024 include costs associated with shareholder activism, the strategic review process, and nonroutine litigation.

SEGMENT RESULTS
Home health

	Q3		'25 vs. '24
($ in millions)	2025	2024
Net service revenue:
Medicare	$113.4	$117.3	(3.3)%
Non-Medicare	85.2	81.5	4.5%
Private duty(1)	1.9	2.2	(13.6)%
Home health net service revenue	200.5	201.0	(0.2)%
Cost of service	107.7	105.9	1.7%
Gross margin	46.3%	47.3%
General and administrative expenses	58.5	58.2	0.5%
Net income attributable to noncontrolling interests	0.4	0.4	—%
Segment Adjusted EBITDA(2)	$33.9	$36.5	(7.1)%
% Segment Adj. EBITDA margin(2)	16.9%	18.2%
Operational metrics (actual amounts)
Medicare:
Admissions	22,225	23,422	(5.1)%
Recertifications	15,890	16,101	(1.3)%
Completed episodes	37,875	38,866	(2.5)%
Average daily census	19,361	19,629	(1.4)%
Visits	530,078	561,525	(5.6)%
Visits per episode	14.0	14.4	(2.8)%
Revenue per episode	$2,994	$3,018	(0.8)%
Non-Medicare:
Admissions	33,065	29,950	10.4%
Recertifications	14,410	14,112	2.1%
Average daily census	22,090	20,358	8.5%
Visits	562,122	552,815	1.7%
Total:
Admissions	55,290	53,372	3.6%
Same-store total admissions growth			3.6%
Recertifications	30,300	30,213	0.3%
Same-store total recertifications growth			0.3%
Average daily census	41,451	39,987	3.7%
Visits	1,092,200	1,114,340	(2.0)%
Visits per episode	13.4	14.1	(5.0)%
Cost per visit	$97.4	$94.0	3.6%
Revenue per patient day	$52.6	$54.6	(3.7)%
Cost per patient day	$28.2	$28.8	(2.1)%
(1) Private duty represents long-term comprehensive hourly nursing medical care. (2) See reconciliation of Non-GAAP to GAAP measures.

Hospice

	Q3		'25 vs. '24
($ in millions)	2025	2024
Net service revenue	$63.1	$52.6	20.0%
Cost of service	28.1	25.8	8.9%
Gross margin	55.5%	51.0%
General and administrative expenses	17.7	16.5	7.3%
Net income attributable to noncontrolling interests	0.1	0.3	(66.7)%
Segment Adjusted EBITDA(1)	$17.2	$10.0	72.0%
% Segment Adj. EBITDA margin(1)	27.3%	19.0%
Operational metrics (actual amounts)
Total admissions	3,089	3,046	1.4%
Same-store total admissions growth			(0.3)%
Patient days	375,039	333,247	12.5%
Discharged average length of stay	101	100	1.0%
Average daily census	4,077	3,622	12.6%
Revenue per patient day	$168.2	$157.7	6.7%
Cost per patient day	$74.9	$77.3	(3.1)%
(1) See reconciliation of Non-GAAP to GAAP measures.
GUIDANCE
The Company has updated its guidance as of November 5, 2025:

($ in millions, except per share data)	2024 Actuals	2025 Previous Guidance	2025 Updated Guidance
Net service revenue	$1,034.8	$1,060 to $1,073	$1,058 to $1,063
Adjusted EBITDA	$100.1	$104 to $108	$106 to $109
Adjusted EPS	$0.21	$0.47 to $0.55	$0.50 to $0.56
For additional considerations regarding the Company’s 2025 guidance ranges, see the supplemental information posted on the Company’s website at http://investors.ehab.com.
CONFERENCE CALL INFORMATION
The Company will host an investor conference call at 9:00 a.m. EST on November 6th, 2025 to discuss its results for the third quarter of 2025. To access the live call by phone, dial toll-free (888) 660-6150 or international (929) 203-0843; the conference ID is 5248158. A simultaneous webcast of the call, along with supplemental information, may be accessed by visiting Enhabit’s investor relations website at http://investors.ehab.com or https://events.q4inc.com/attendee/991714917. Following the call, a replay will be available on the Company’s website at http://investors.ehab.com.
ABOUT ENHABIT HOME HEALTH & HOSPICE
Enhabit Home Health & Hospice (Enhabit, Inc.) is a leading national home health and hospice provider working to expand what's possible for patient care in the home. Enhabit’s team of clinicians supports patients and their families where they are most comfortable, with a nationwide footprint spanning 247 home health locations and 115 hospice locations across 34 states. Enhabit leverages advanced technology and compassionate teams to deliver extraordinary patient care. For more information, visit enhabit.com.

OTHER INFORMATION
Note regarding presentation and reconciliation of non-GAAP financial measures
The financial data contained in this press release and supplemental information includes non-GAAP (generally accepted accounting principles (GAAP)) financial measures as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, Adjusted EBITDA margin, Segment Adjusted EBITDA, Segment Adjusted EBITDA Margin, Adjusted EPS, and Adjusted free cash flow. For 2025, the Company has modified its methodology of calculating Adjusted free cash flow to exclude the impact of unusual or nonrecurring items on cash income taxes and changes in working capital. The change was made to conform to the Adjusted free cash flow measure with the current definition used by management and the Board of Directors to manage cash flow and evaluate performance. Prior periods presented herein have been recast to conform with the new methodology.
The Company believes the non-GAAP financial measures are useful to investors because they facilitate evaluation of core business operating results over multiple periods unaffected by differences in unusual or nonrecurring items. See “Supplemental Non-GAAP Information” for reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Additionally, our Form 10-Q for the three and nine months ended September 30, 2025, provides further information regarding “unusual or nonrecurring items that are not typical of ongoing operations,” a reconciliation item in our Adjusted EBITDA and Segment Adjusted EBITDA calculations. Such non-GAAP financial measures exclude significant components in understanding and assessing financial performance and should therefore not be considered superior to, as a substitute for or alternative to the GAAP financial measures presented in this press release. The non-GAAP financial measures in the press release may differ from similar measures used by other companies.
The Company is unable to reconcile the guidance for Adjusted EBITDA and Adjusted EPS to their corresponding GAAP measures without unreasonable effort due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Accordingly, the Company relies on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K. Such items include, but are not limited to, gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and professional fees and other costs or income related to items the Company believes to not be indicative of its ongoing operations. For the same reasons, the Company is unable to address the probable significance of the unavailable information.
Note regarding presentation of same-store comparisons
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions, except per share data)	2025	2024	2025	2024
Net service revenue	$263.6	$253.6	$789.6	$776.6
Cost of service, excluding depreciation and amortization	135.8	131.7	401.5	397.7
General and administrative expenses	105.5	103.8	321.2	321.3
Depreciation and amortization	5.5	8.2	17.5	23.6
Impairment of goodwill	—	107.9	—	107.9
Operating income (loss)	16.8	(98.0)	49.4	(73.9)
Interest expense and amortization of debt discounts and fees	8.3	10.8	26.4	32.8
Other (income) expenses	0.1	—	(19.2)	—
Income (loss) before income taxes and noncontrolling interests	8.4	(108.8)	42.2	(106.7)
(Benefit from) provision for income taxes	(3.2)	0.7	6.5	1.5
Net income (loss)	11.6	(109.5)	35.7	(108.2)
Less: Net income attributable to noncontrolling interests	0.5	0.7	1.6	2.0
Net income (loss) attributable to Enhabit, Inc.	$11.1	$(110.2)	$34.1	$(110.2)

Weighted average common shares outstanding:
Basic	50.7	50.2	50.8	50.2
Diluted	51.1	50.2	51.2	50.2

Earnings (loss) per common share:
Basic earnings (loss) per share attributable to Enhabit, Inc. common stockholders	$0.22	$(2.20)	$0.67	$(2.20)
Diluted earnings (loss) per share attributable to Enhabit, Inc. common stockholders	$0.22	$(2.20)	$0.67	$(2.20)

Enhabit, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(in millions)	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$56.9	$28.4
Restricted cash	2.0	1.9
Accounts receivable, net of allowances	148.7	149.2
Prepaid expenses and other current assets	6.1	13.2
Total current assets	213.7	192.7
Property and equipment, net	16.1	17.7
Operating lease right-of-use assets	50.8	52.8
Goodwill	900.0	900.0
Intangible assets, net	45.2	58.1
Other long-term assets	2.5	4.7
Total assets	$1,228.3	$1,226.0
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$22.3	$22.8
Current operating lease liabilities	12.9	12.3
Accounts payable	7.2	6.7
Accrued payroll	49.3	37.1
Other current liabilities	43.8	47.3
Total current liabilities	135.5	126.2
Long-term debt, net of current portion	441.5	492.6
Long-term operating lease liabilities, net of current portion	39.8	41.8
Deferred income tax liabilities	14.2	11.5
Total liabilities	631.0	672.1
Commitments and contingencies
Redeemable noncontrolling interests	5.0	5.0
Stockholders’ equity:
Total Enhabit, Inc. stockholders’ equity	566.8	523.5
Noncontrolling interests	25.5	25.4
Total stockholders’ equity	592.3	548.9
Total liabilities and stockholders’ equity	$1,228.3	$1,226.0

Enhabit, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
(in millions)	2025	2024
Cash flows from operating activities:
Net income (loss)	$35.7	$(108.2)
Adjustments to reconcile net income (loss) to net cash provided by operating activities—
Depreciation and amortization	17.5	23.6
Amortization of debt-related costs	1.1	1.1
Gain on sale of investment	(19.3)	—
Impairment of goodwill	—	107.9
Stock-based compensation	9.8	7.8
Deferred income taxes	2.5	0.1
Other	0.3	(0.7)
Changes in assets and liabilities, net of acquisitions—
Accounts receivable, net of allowances	0.5	13.8
Prepaid expenses and other assets	7.7	5.9
Accounts payable	0.5	2.3
Accrued payroll	13.1	8.6
Other liabilities	(3.1)	(6.9)
Net cash provided by operating activities	66.3	55.3
Cash flows from investing activities:
Purchases of property and equipment, including capitalized software costs	(3.8)	(3.2)
Proceeds from sale of investment	21.0	—
Other	0.4	1.1
Net cash provided by (used in) investing activities	17.6	(2.1)
Cash flows from financing activities:
Principal payments on term loan facility	(15.0)	(15.0)
Payments on revolving credit facility	(35.0)	(15.0)
Principal payments under finance lease obligations	(2.1)	(2.6)
Distributions paid to noncontrolling interests of consolidated affiliates	(1.5)	(2.2)
Other	(1.7)	(0.8)
Net cash used in financing activities	(55.3)	(35.6)
Increase in cash, cash equivalents, and restricted cash	28.6	17.6
Cash, cash equivalents, and restricted cash at beginning of period	30.3	29.8
Cash, cash equivalents, and restricted cash at end of period	$58.9	$47.4

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Earnings Per Share to Adjusted Diluted Earnings Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
(actual amounts)	2025	2024	2025	2024
Earnings per common share:
Diluted earnings per share attributable to Enhabit, Inc. common stockholders	$0.22	$(2.20)	$0.67	$(2.20)
Impairment of goodwill	—	1.93	—	1.93
Gain on sale of investment and disposal of assets(1)	—	—	(0.29)	—
Unusual or nonrecurring items that are not typical of ongoing operations(2)	0.04	0.05	0.08	0.18
(Benefit from) provision for income taxes(3)	(0.10)	0.24	(0.06)	0.25
Adjusted diluted earnings per share(4)	$0.17	$0.03	$0.40	$0.17
(1)    Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2)    Unusual or nonrecurring items in three months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to non-shareholder matters and for the nine months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters. Unusual or nonrecurring items in three months ended September 30, 2024 include costs associated with shareholder activism and restructuring activities and severance and for the nine months ended September 30, 2024 include costs associated with shareholder activism, the strategic review process, and nonroutine litigation.
(3)    Income tax adjustments include the effect of a valuation allowance recorded against a portion of our deferred tax assets and the effect of permanent book-tax differences attributable to stock-based compensation.
(4)    Adjusted diluted earnings per share may not sum due to rounding.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2025	2024	2025	2024
Net income (loss)	$11.6	$(109.5)	$35.7	$(108.2)
Interest expense and amortization of debt discounts and fees	8.3	10.8	26.4	32.8
(Benefit from) provision for income taxes	(3.2)	0.7	6.5	1.5
Depreciation and amortization	5.5	8.2	17.5	23.6
Loss (gain) on sale of investment and disposal of assets(1)	0.1	(0.3)	(19.2)	(0.5)
Impairment of goodwill	—	107.9	—	107.9
Stock-based compensation	2.2	3.8	9.8	7.8
Net income attributable to noncontrolling interests	(0.5)	(0.7)	(1.6)	(2.0)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	3.0	3.6	5.4	12.1
Adjusted EBITDA	$27.0	$24.5	$80.5	$75.0
(1)    Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2)    Unusual or nonrecurring items in three months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to non-shareholder matters and for the nine months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters. Unusual or nonrecurring items in three months ended September 30, 2024 include costs associated with shareholder activism and restructuring activities and severance and for the nine months ended September 30, 2024 include costs associated with shareholder activism, the strategic review process, and nonroutine litigation.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Net Income (Loss) Before Income Taxes and Noncontrolling Interests to Segment Adjusted EBITDA and Segment Adjusted EBITDA Margin

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2025	2024	2025	2024
Income (loss) before income taxes and noncontrolling interests	$8.4	$(108.8)	$42.2	$(106.7)
Non-segment general and administrative expenses	27.1	25.3	82.6	88.7
Interest expense and amortization of debt discounts and fees	8.3	10.8	26.4	32.8
Depreciation and amortization	5.5	8.2	17.5	23.6
Loss (gain) on sale of investment(1)	0.1	—	(19.2)	—
Impairment of goodwill	—	107.9	—	107.9
Stock-based compensation expense	2.2	3.8	9.8	7.8
Net income attributable to noncontrolling interests	(0.5)	(0.7)	(1.6)	(2.0)
Total Segment Adjusted EBITDA	$51.1	$46.5	$157.7	$152.1

	Home Health		Hospice		Home Health		Hospice
	Three Months Ended September 30,		Three Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2025	2024	2025	2024	2025	2024	2025	2024
Net service revenue	$200.5	$201.0	$63.1	$52.6	$607.0	$624.4	$182.6	$152.2

Labor	98.7	96.5	18.4	16.0	291.1	293.4	52.8	46.8
Supplies and pharmacy	2.4	2.4	5.6	4.9	7.2	7.5	16.2	14.2
Travel	5.1	5.3	1.3	1.2	15.4	16.5	3.7	3.5
Other cost of service	1.5	1.7	2.8	3.7	4.6	5.3	10.5	10.5
Total cost of service, excluding deprecation and amortization	107.7	105.9	28.1	25.8	318.3	322.7	83.2	75.0
General and administrative expenses	46.3	48.0	14.8	13.7	139.8	144.4	43.4	40.0
Other general and administrative expenses(3)	12.2	10.2	2.9	2.8	36.2	31.9	9.4	8.5
Total general and administrative expenses	58.5	58.2	17.7	16.5	176.0	176.3	52.8	48.5
Net income attributable to noncontrolling interests	0.4	0.4	0.1	0.3	1.2	1.5	0.4	0.5
Segment Adjusted EBITDA	$33.9	$36.5	$17.2	$10.0	$111.5	$123.9	$46.2	$28.2
Segment Adjusted EBITDA margin(2)	16.9%	18.2%	27.3%	19.0%	18.4%	19.8%	25.3%	18.5%
(1) Gain on sale of investment in 2025 resulted from the sale of Medalogix investment.
(2) Segment Adjusted EBITDA margin is defined as the ratio of Segment Adjusted EBITDA to segment net service revenue.
(3) Other general and administrative expenses are comprised of licensing fees and other individually insignificant fees for both the Home Health and Hospice segments.

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2025	2024	2025	2024
Net cash provided by operating activities	$37.8	$28.4	$66.3	$55.3
Unusual or nonrecurring items that are not typical of ongoing operations(1)	2.0	3.6	6.6	12.1
Capital expenditures for maintenance	(1.6)	(0.7)	(3.8)	(3.2)
Other working capital adjustments(2)	(0.8)	(0.1)	(2.8)	(3.7)
Distributions paid to noncontrolling interests of consolidated affiliates	(0.5)	—	(1.5)	(2.2)
Adjusted free cash flow	$36.9	$31.2	$64.8	$58.3
(1)    Unusual or nonrecurring items in three months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to non-shareholder matters and for the nine months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters. Unusual or nonrecurring items in three months ended September 30, 2024 include costs associated with shareholder activism and restructuring activities and severance and for the nine months ended September 30, 2024 include costs associated with shareholder activism, the strategic review process, and nonroutine litigation.
(2)     For 2025 and going forward, adjusted free cash flow will exclude the cash impact of unusual and nonrecurring items from both cash income tax payments (refunds), net and working capital and other. The 2024 calculations have been conformed to the current methodology, which has an impact of $0.9 million and $(1.0) million for Q3 and the year to date period, respectively.

Reconciliation of Gross Margin to Adjusted EBITDA Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross margin as a percentage of revenue	48.5%	48.1%	49.2%	48.8%
General and administrative expenses	(40.0)%	(40.9)%	(40.7)%	(41.4)%
Stock-based compensation	0.8%	1.4%	1.2%	0.9%
Noncontrolling interests	(0.2)%	(0.3)%	(0.2)%	(0.3)%
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.1%	1.4%	0.7%	1.6%
Adjusted EBITDA margin	10.2%	9.7%	10.2%	9.6%
(1)    Unusual or nonrecurring items in three months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to non-shareholder matters and for the nine months ended September 30, 2025 include costs associated with restructuring activities and severance, nonroutine litigation, and third-party legal and advisory fees related to shareholder and non-shareholder matters. Unusual or nonrecurring items in three months ended September 30, 2024 include costs associated with shareholder activism and restructuring activities and severance and for the nine months ended September 30, 2024 include costs associated with shareholder activism, the strategic review process, and nonroutine litigation.

FORWARD-LOOKING STATEMENTS
This press release contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payers’, and other contract counterparties’ information systems; the outcome of litigation; quality performance and ratings; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; our ability to successfully integrate technology in our operations; and our ability to control costs, particularly labor and employee benefit costs. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this release are described in reports filed with the SEC, including our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which are available on the Company’s website at http://investors.ehab.com.

Investor relations contact
Bob Okunski
investorrelations@ehab.com
469-860-6061
Media contact
Erin Volbeda
media@ehab.com
972-338-5141